FIRST AMENDMENT TO EXPORT-IMPORT BANK OF THE
                     UNITED STATES WORKING CAPITAL GUARANTEE
                           PROGRAM BORROWER AGREEMENT

         THIS FIRST AMENDMENT TO EXPORT-IMPORT BANK OF THE UNITED STATES WORKING CAPITAL GUARANTEE PROGRAM BORROWER AGREEMENT (this "Amendment"), is entered into by and among Adept Technology, Inc., a California corporation ("Borrower") and The CIT Group/Commercial Services, Inc. on behalf of its affiliate The CIT Group/Business Credit, Inc. ("Lender"), and shall be deemed effective as of July 10, 2001.

                                    RECITALS

         Whereas, Borrower executed an Export-Import Bank of the United States Working Capital Guarantee Program Borrower Agreement dated as of April 5, 2001 (the "Borrower Agreement") in favor of the Export-Import Bank of the United States ("Ex-Im Bank") and Lender as a condition to Lender's entry into the Loan and Security Agreement (EXIM Facility) and Loan and Security Agreement (Non-EXIM Facility) with Borrower each dated as of April 5, 2001 (collectively, the "CIT Loan Agreements"); and

         Whereas, Borrower and Lender wish to amend the Borrower Agreement to permit the Borrower to undertake acquisitions of other business entities within the same industry as Borrower without Ex-Im Bank's and Lender's prior written consent so long as Borrower satisfies certain financial conditions.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, covenants and conditions hereinafter set forth, the parties hereto agree as follows:

                                    ARTICLE 1

                                    AMENDMENT

         1.1 DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meanings given them in the Borrower Agreement.

         1.2 AMENDMENTS TO BORROWER AGREEMENT. The Borrower Agreement is hereby amended by inserting the following text at the end of Section 2.15:

         "; provided that if no Event of Default (as defined in the Loan Agreement) has occurred unless such Event of Default has been cured to the extent permitted herein Borrower may undertake acquisitions of other business entities within the same industry as Borrower without Lender's prior written approval, so long as (i) immediately after giving effect to such acquisition,

Borrower's Aggregate Excess Availability (as defined in the Loan Agreement) plus unrestricted and unencumbered (other than liens in favor of Lender) cash equivalents and cash (in U.S. Dollars in domestic bank accounts) of the Borrower and its subsidiaries is no less than $7,500,000, (ii) the proforma financial projections (which shall be in form and substance reasonably acceptable to the Lender) of the Borrower and its subsidiaries on a consolidated basis after giving effect to any such acquisition reflects that the proforma consolidated unrestricted and unencumbered (other than liens in favor of Lender) cash equivalents and cash (in U.S. Dollars in domestic bank accounts) of the Borrower and its subsidiaries plus the Borrower's Aggregate Excess Availability will be positive over the 12 months immediately following the completion of any such acquisition, and (iii) Borrower executes any and all documents or agreements or performs such acts as Lender may reasonably require to preserve Lender's perfected first priority security interest in the assets of Borrower and its rights and remedies under the Loan Agreement and applicable law."

                                    ARTICLE 2

                                  MISCELLANEOUS

         2.1 HEADINGS. The headings in this Amendment are intended solely for convenience and shall not be construed as limiting or expanding the terms of this Amendment.

         2.2 COUNTERPARTS. This Amendment may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

         2.3 REAFFIRMATION OF LOAN AGREEMENT. Except as modified by the terms herein, the Borrower Agreement and the CIT Loan Agreements remain in full force and effect. If there is any conflict between the terms and provisions of this Amendment and the terms and provisions of the Borrower Agreement and the CIT Loan Agreements, the terms and provisions of this Amendment shall govern.

         2.4 GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the law of the state California.

         2.5 ATTORNEYS'  FEES;  COSTS.  Borrower  agrees to pay, on demand,  all reasonable attorneys' fees and costs incurred in connection with the negotiation, documentation and execution of this Amendment. If any legal action or proceeding shall be commenced at any time by any party to this Amendment in connection with its interpretation or enforcement, the prevailing party or parties in such action or proceeding shall be entitled to reimbursement of its reasonable attorneys' fees and costs in connection therewith, in addition to all other relief to which the prevailing party or parties may be entitled.

         2.6 WAIVER OF JURY TRIAL. BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT, PROCEEDING OR

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OTHER LITIGATION BROUGHT TO RESOLVE ANY DISPUTE ARISING UNDER, ARISING OUT OF OR
IN CONNECTION WITH THIS AMENDMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OR OMISSIONS OF LENDER, EX-IM BANK, OR ANY OTHER PERSON, RELATING TO THIS AMENDMENT.

                            [SIGNATURE PAGE FOLLOWS]


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


         IN WITNESS WHEREOF, the parties executed this Amendment to be effective as of the date first written above.


                                       ADEPT TECHNOLOGY, INC.

                                       By:  /s/ John W. Schwartz
                                               Name: John W. Schwartz
                                               Title:   Director of Finance

                                       THE CIT GROUP/COMMERCIAL
                                       SERVICES, INC. on behalf of its affiliate
                                       THE CIT GROUP/BUSINESS CREDIT, INC.



                                       By:  /s/ Dale George
                                          -----------------
                                               Name: Dale George
                                               Title:   Account Manager


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